Exhibit 99.1

CONTACT:	JOSEPH MACNOW
(201) 587-1000

210 Route 4 East Paramus, NJ 07652

FOR IMMEDIATE RELEASE — June 26, 2017

Vornado Announces Record Date for Previously Announced Spin-off of JBG SMITH Properties

PARAMUS, NEW JERSEY — Vornado Realty Trust (NYSE:VNO) (“Vornado”) announced today that its Board of Trustees has established July 7, 2017 as the record date  (the “Record Date”) for its previously announced spin-off of its subsidiary, JBG SMITH Properties (“JBG SMITH”), which will hold Vornado’s Washington, DC business, currently known as Vornado/Charles E. Smith, and which, immediately following the spin-off, will be combined with the operating company and certain assets of The JBG Companies (“JBG”). The spin-off will occur by way of a distribution of all of JBG SMITH’s outstanding common shares to Vornado’s common shareholders, and will also involve the distribution of common limited partnership units of JBG SMITH Properties LP (“JBG SMITH LP”), JBG SMITH’s operating partnership, to Vornado Realty L.P. (“VRLP”) common unitholders.  The combination will occur by way of issuing JBG SMITH common shares and JBG SMITH LP common limited partnership units to various JBG parties upon contribution of the operating company and assets.  Following the distribution and combination, JBG SMITH will be an independent, publicly-traded company listed on the New York Stock Exchange (the “NYSE”) under the symbol “JBGS”.  Vornado common shares will continue to trade on the NYSE under the ticker symbol “VNO”.

The distribution of JBG SMITH common shares and common limited partnership units is expected to occur on July 17, 2017 (the “Distribution Date”).  Vornado will distribute all of its JBG SMITH common shares by way of a pro rata special distribution to Vornado common shareholders.  Immediately prior to such distribution by Vornado, VRLP will distribute JBG SMITH LP common limited partnership units on a pro rata basis to the holders of its common limited partnership units, consisting of Vornado and the other common limited partners of VRLP.  Each Vornado common shareholder will be entitled to receive one JBG SMITH common share for every two Vornado common shares held as of the close of business on the Record Date.  Vornado and each of the other limited partners of VRLP will be entitled to receive one JBG SMITH LP common limited partnership unit for every two common limited partnership units in VRLP held as of the close of business on the Record Date. Fractional shares of JBG SMITH and fractional units of JBG SMITH LP will not be distributed, and instead Vornado common shareholders and VRLP common limited partners will receive cash in lieu of any fractional shares or units they would otherwise be entitled to receive in the distribution.  Vornado shareholders and VRLP common limited partners are not required to take any action to receive JBG SMITH common shares or JBG SMITH LP common limited partnership units, respectively, in the distribution, and they will not be required to surrender or exchange their Vornado common shares or VRLP common limited partnership units.

The distribution is intended to qualify as tax-free for U.S. federal income tax purposes.  However, cash received by Vornado common shareholders and VRLP common limited partners in lieu of fractional common shares or units may be taxable to such holders.  JBG SMITH intends to elect and qualify to be taxed as a real estate investment trust for U.S. federal income tax purposes.

The completion of the spin-off is subject to certain conditions set forth in the Master Transaction Agreement filed as an exhibit to JBG SMITH’s registration statement on Form 10 (the “Form 10”).

Goldman, Sachs & Co. and Morgan Stanley are Vornado’s exclusive financial advisors and Sullivan & Cromwell LLP is legal advisor to Vornado in connection with the spin-off. BofA Merrill Lynch is acting as JBG’s exclusive financial advisor, and Hogan Lovells US LLP is acting as the legal advisor to JBG. The Advisory and Consulting Group of Green Street Advisors acted as a strategic advisor to JBG.

Trading of Vornado and JBG SMITH Common Shares Before the Distribution Date

JBG SMITH common shares will be issued in book-entry form, which means that no physical share certificates will be issued.

In connection with the distribution, beginning on or shortly before the Record Date and continuing up to and including through the Distribution Date, Vornado expects that there will be three trading markets:

•            In the “regular-way” market, Vornado common shares will trade with an entitlement to the JBG SMITH common shares distributed on the Distribution Date under the symbol “VNO”.  Vornado common shareholders who sell Vornado common shares in the regular way market on or before the Distribution Date will also sell their right to receive JBG SMITH common shares.

•            In the “ex-distribution” market, Vornado common shares will trade without the right to the JBG SMITH common shares distributed on the Distribution Date under the symbol “VNO WI”.  Vornado common shareholders who sell Vornado common shares in the ex-distribution market on or before the Distribution Date will retain their right to receive JBG SMITH common shares in the distribution.

•            In the “when-issued” market, the right to receive JBG SMITH common shares distributed on the Distribution Date will trade under the symbol “JBGS WI”.  Vornado common shareholders who sell the right to JBG SMITH common shares in the when-issued market on or before the Distribution Date will retain their Vornado common shares.

Vornado anticipates that “regular-way” trading of JBG SMITH common shares under the symbol “JBGS” will begin on July 18, 2017, the first trading day following the Distribution Date.

Vornado common shareholders and VRLP common limited partners are encouraged to consult their financial advisors and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling Vornado common shares on or prior to the Distribution Date and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

Supplemental Materials and Website

Supplemental information on the transaction, including JBG SMITH’s most recent amendment to its Form 10, is available at www.vno.com and at www.jbgsmith.com. This press release will also be furnished to the SEC in a current report on Form 8-K. Shortly after the Record Date for the distribution, Vornado expects to mail an information statement to all Vornado common shareholders entitled to receive the distribution of JBG SMITH common shares.  The information statement is an exhibit to the Form 10 and will describe JBG SMITH, including risks of owning JBG SMITH common shares and other details regarding the separation and distribution. JBG SMITH will furnish to the SEC its final Information Statement in a current report on Form 8-K.

Vornado Realty Trust is a fully integrated equity real estate investment trust.

Forward-Looking Statements

This press release may contain forward-looking statements that are subject to risks and uncertainties.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Vornado’s and JBG SMITH’s future results, financial condition and business may differ materially from those expressed in these forward-looking statements.  You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the presentation.  We also note the following forward-looking statements that have been included in this press release: uncertainties as to the timing of the spin-off and the combination (the “Transactions”) with JBG Properties, Inc., JBG/Operating Partners, L.P. (together with JBG Properties, Inc., the “JBG Management Entities”), and certain pooled investment funds that are affiliates of the JBG Management Entities and whether they will be completed; the possibility that various closing conditions to the Transactions may not be satisfied or waived; the expected tax treatment of the Transactions; the composition of JBG SMITH’s portfolio; the possibility that third-party consents required to transfer certain properties in the Transactions will not be received; the impact of the Transactions on JBG SMITH; the timing of and costs associated with property development and improvements; financing commitments; and general competitive factors.  Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements and Vornado’s and JBG SMITH’s future results and financial condition, see “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in JBG SMITH’s Information Statement, filed as Exhibit 99.1 to JBG SMITH’s Form 10, as amended.  You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this press release.  All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  We do not undertake any obligation to release publicly any revisions to these forward-looking statement to reflect events or circumstances occurring after the date of this press release.

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